UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2026
ACM Research, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38273	94-3290283
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42307 Osgood Road, Suite I Fremont, California	94539
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 445-3700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ACMR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on January 30, 2026, ACM Research (Shanghai), Inc. (“ACM Shanghai”), the operating subsidiary of ACM Research, Inc. (the “Company”) issued a notice to the Shanghai Stock Exchange (the “SSE”) that the Company intends to sell 4,801,648 shares (the “Shares”) of ACM Shanghai through an inquiry-based share transfer plan (the “Plan”). On February 2, 2026, ACM Shanghai issued a subsequent notice (the “Pricing Notice”) to the SSE announcing RMB 160.00 (approximately $23.05) as the preliminarily determined transfer price per Share to be sold under the Plan. The price was determined through an inquiry-based quotation process involving a total of 38 institutional investors. A copy of the Pricing Notice is attached as Exhibit 99.1 hereto.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended.

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties. These risks and uncertainties include the number of Shares the Company may sell under the Plan (if any), the prices at which such Shares may be sold, the aggregate proceeds to the Company from such sales, market conditions, judicial freezing, enforcement, compulsory disposition, completion of the sale of the Shares through the China Securities Depository and Clearing Corporation Limited, Shanghai Branch, and other risks detailed from time to time in the Company’s periodic reports and other filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on forward-looking statements, which are based on the Company’s current intentions, expectations and assumptions and speak only as of the date of this Current Report on Form 8-K. The Company does not intend to revise or update any forward-looking statement in this Current Report on Form 8-K as a result of new information, future events or otherwise, except as required by law.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit	Description
99.1* 104
ACM Research (Shanghai), Inc. Indicative Announcement of the Pricing of Shareholder Inquiry-Based Transfer, submitted by ACM Research, Inc. to the Shanghai Stock Exchange on February 2, 2026.
Cover Page Interactive Data File (embedded within the XBRL document)

* Unofficial English translation of original document prepared in Mandarin Chinese.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
ACM RESEARCH, INC.
By:    /s/ Mark McKechnie________________________
    Mark McKechnie
Chief Financial Officer and Treasurer
Dated: February 3, 2026
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